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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 25, 2005

SEACOR Holdings Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-12289 (Commission File Number)	13-3542736 (IRS Employer Identification No.)
11200 Richmond, Suite 400 Houston, Texas (Address of Principal Executive Offices)	77082 (Zip Code)

(281) 899-4800
(Registrant's Telephone Number, Including Area Code)

Not Applicable.
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

        As described more fully in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the "Commission") on March 17, 2005, SEACOR Holdings Inc., a Delaware corporation ("SEACOR"), SBLK Acquisition Corp., a Delaware corporation and wholly owned subsidiary of SEACOR, CORBULK LLC, a Delaware limited liability company and wholly owned subsidiary of SEACOR, and Seabulk International, Inc., a Delaware corporation ("Seabulk") entered into an Agreement and Plan of Merger, dated March 16, 2005, pursuant to which SEACOR will acquire Seabulk in a stock and cash transaction. On March 25, 2005, SEACOR included in a registration statement on Form S-1 filed with the Commission preliminary unaudited pro forma condensed combined financial data with respect to the proposed merger transaction, which preliminary unaudited pro forma condensed combined pro forma financial data is excerpted and attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

  (c)
  Exhibits

99.1
Excerpt from Registration Statement of Unaudited Pro Forma Condensed Combined Pro Forma Financial Data.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOR Holdings Inc.
By:	/s/ RANDALL BLANK Name: Randall Blank Title: Executive Vice President and Chief Financial Officer

Date: March 25, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Excerpt from Registration Statement of Unaudited Pro Forma Condensed Combined Pro Forma Financial Data.

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SIGNATURES
EXHIBIT INDEX